CORPORATE PROFILE

                                        OF

                            Gemini Learning Systems Inc.







                           PREPARED ON AND ACCURATE AS OF:

                                 August 10, 1999


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1. Name, address, telephone, e-mail and fax numbers of the Company.

Gemini Learning Systems Inc. 403 262-8649 (tel) web site: www.gemini.com email kim@gemini.com 403 261-4688 (Fax)

2. Date and state or country of incorporation.

June 1990, Alberta Canada


3. Authorized capitalization (number and classes of shares authorized).

5 classes with 1,000 authorized

4. Issued and fully paid capital shares.



NOTE: PLEASE PROVIDE US WITH THE MINUTES BOOK OF THE
COMPANY TO REVIEW AND TO COPY THE MATERIAL NEEDED FOR
EXHIBITS TO SEC AND NASD DOCUMENTATION.

5. The nature of the Company's business.
Distance Education and Training Software Development.

Has the nature of the Company's business changed in any way since its inception? Yes, we began as a UNIX and Open Systems training and consultant firm.

Are any future changes in the nature of the Company's business contemplated?
No.

Please attach two copies of each brochure, catalog, price list and any other available literature describing the Company's products or services.


6. Name of each person who caused the Company to be formed, whether presently associated with the Company or not.

KIM ADOLPHE

7. Names of the initial or controlling shareholders of the Company, number of shares owned, and the consideration received by the Company therefor. If any shares were issued for services or other consideration other than cash, please describe the nature of the services performed, and the cash value that you ascribed to such consideration. Please also indicate the date of each sale.


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Name & Address       Amount of Stock      Consideration Paid    Date Acquired

Not applicable.

8. Names of each person who owns a debt instrument of the Company. Please include the complete branch address of the bank or other lender, the original face amount, the principal amount that remains outstanding, the interest rate, the due date or payment schedule, the collateral security for the obligation, if any, and the original date on which the loan was made.

Note Payable to Wayne Adolphe
Box 14, site 38, RR12, Calgary, Alberta T3B 6W3
Original Amount - $80,000
Outstanding - $50,000


9.	Has the Company ever operated under any other name(s)? If so, please list. No.

10. Does the Company use any trademarks or trade names? If so, please describe. In what jurisdictions have these been registered? Attach any copyright material or trade mark (service mark) registration material. (NOTE: ANY TRADE OR SERVICE MARKS REQUIRING REGISTRATION BY US SHOULD BE INDICATED SEPARATELY)

SWIFT (SoftWare Intelligent Freeform Training) is a registered trademark in Canada.

11.	What limitations, if any, are placed upon the Company's ability to market its products or services? None.

Is it limited to a particular geographic area, or by any restrictions contained in any patents, licenses, franchise rights, or other contractual obligations?

No.
If so, please attach copies of each such agreement.


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12.	Please list in detail all physical facilities, including offices, laboratories, studios, computer centers, and other facilities, and any significant items of equipment that you consider significant to the Company's activities.

We are a small software development company. We have a 2,000 sq. ft. office that we lease. We have a significant amount of development computers and servers for delivering our online library, software development, content creation and administration which are owned outright.

Include copies of any leases, and a detailed current inventory; square footage of physical facilities. (On shore and foreign should each be addressed).

13. With regard to any rental properties listed above, describe the terms, rental and duration of each lease, including renewal options, if any. With regard to any properties listed above that are owned by the Company, please describe the type of deed and the nature of any mortgage obligations. Please attach copies of any leases.

See attached lease.

14.	Please describe the approach used by the Company in making its sales, including which principal officer of the Company is primarily responsible for this area.

We are just launching our Internet product and online library. Our approach has been to establish distributors and build strategic alliances as opposed to direct sales. This has been handled by the President of the Company.

List the various advertising media used, if any, and describe any arrangements with salesperson, distributors, manufacturer's representatives or other outside marketing agencies.

Web site, direct mail, press releases, brochures. We have distribution agreements in place with a number of companies. As our revenues are also derived from royalties on courses created and sold through our clients we also have course licensing agreements as part of the distribution agreement.

If marketing activities have not yet commenced, please describe the proposed marketing program in detail. If any contractual obligations are involved with distributors or outside marketing organizations, please attach copies. PLEASE BE SURE TO INCLUDE WEB SITES AND WEB SITE INFORMATION.


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In addition to the marketing activities we described which will continue to be a key strategy, we will also be hiring sales and market personnel for distribution sales and corporate client sales upon conclusion of financing.

15. Please list and describe all patents, trademarks, franchises, copyrights, licenses and other rights or agreements important to the business of the Company, and attach copies of each.

SWIFT is a registered trademark. Other agreements have already been identified above.

16. (a) Attach hereto a statement of profit or loss for each of the last five years (or since inception, if later), and a balance sheet as of the end of the most recent fiscal year. If the Company operates more than one division, department, or subsidiary, or if it markets more than one major product line or type of service, break down sales, expenses, and profit or loss by division or product line, and give the percentage of the total that you attribute to each. (I KNOW THESE ARE IN PREPARATION-THIS QUESTION IS FOR MY INTERNAL "CHECKLIST" OF INFORMATION RECEIVED AND PENDING) See attached.

(b). If checked here (X), the balance sheet and the statements of profit and loss for the last three years must be audited. and all statements prepared in conformity with, and including all notes and schedules required by, Regulation S-X of the Rules and Regulations of the Securities and Exchange Commission. In addition, the statements must be dated as of the date required for the latest quarterly orannual report filed with the Securities and Exchange Commission

That is being completed.

17. (a) List the major suppliers of the products sold by the Company, or of the raw materials required to manufacture its products. Include the approximate volume purchased by the Company from each last year, and the percentage of the Company's sales accounted for by the purchases from each. (IF YOU USE ONE MAIN COMPANY FOR WEBSITE ARTWORK, IT BELONGS HERE; AS WOULD ANY MAIN SOURCES OF MATERIAL USED IN WEBSITES OR AD PREPARATION OR PROGRAMMING, ETC.)

We do not sell or license other products. We maintain our own web site. We use consultants from time to time for software development and some artwork but not terribly relevant.


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18. Does the Company use the services of sub-contractors to manufacture any of its products or perform its services (web site, etc.), to any significant degree? ( )Yes (x) No. If yes, please describe the nature of the work performed, the name and location of the sub-contractor, the degree of dependence of the Company upon the work performed by any one company, and the availability of alternate sources for this work. Are any sub-contractors under long-term contract? If so, please attach copies.

19. To what industries or consumer groups does the Company principally market its products or services? What percentage of its total sales are made to each?

Not relevant at this stage. We are just launching our ecommerce site for the virtual market at large. A number of courses from our SWIFT Library will also be launched in September. Some of the distributors involved include Canon, GST Technology, Dann, Stratetic Profits, Manitoba Telephone Services.

20. List below each customer that accounted for 10% or more of the Company's business during the last fiscal year, and the volume of their purchases from the Company, in cash and as a percentage of the Company's gross sales.

Name & Address	Volume	% of Sales

Rand Worldwide	$2
Interactive Advantage

Do any of the customers listed above have long-term purchase contracts from the Company? If so, please attach copies hereto.

As Gemini receives royalties on all courses created, all our sales incorporate a licensing contract. These are usually created once a course is developed. We control that with keys. The contract for Rand is attached.
We have not created one with Interactive yet.

21. List below the five companies that the Company considers to be the largest competitors in its field, or, if such is the case, check here (x ) to indicate that they are too numerous to mention.

22. Attach hereto a complete list of all persons who are, or during the last five years have been, officers, directors, founders, organizers or owners of 10% or more of the Company's common stock. For each person, include:

Not applicable.


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23. Total number of full-time employees in the Company (4). Total number of part-time employees, if any (0). Please list below the major categories of employees, such as administrative, sales, accounting, production, shipping, etc., and the number of employees in each.

Needless to say we all wear a number of hats, however..

Category	Number of Employees

Management/marketing/sales	     1
R&D/ System Admin.              1
Support/testing/training	       1
Admin/testing/course conversion	1

We use consultants or have partner relationships for various other development as mentioned above.

Please list below any categories of specialized or technical personnel, such as M.D.'s, Ph.D's, engineers, scientists, researchers, technicians, and the number of employees in each. Indicate also whether these include, or are in addition, to, the principal executive officers of the Company. 1 - researcher not a executive officer, but listed above.

24. Does the company have any employee stock option or stock purchase plan? ( )Yes (x )No. If yes, please attach a copy.

This will be incorporated upon the closing of contract for acquisition or investment by a third party.

25. Does the Company have an employee pension plan, bonus or profit sharing plan?
( )Yes (x) No. If yes, attach a copy of each.

Will be incorporating a bonus and profit sharing plan.

26. Please list all additional employee or director fringe benefits, such as retirement fund, health insurance, etc., and describe in detail.

Two employees have blue cross plan which is a medical plan that covers things like prescriptions, eye glasses, dental up to 80%. See attached.

27. Are any of the Company's employees represented in any manner by a labor union or other similar organization? ( )Yes (x ) No. If yes, please list all such organizations below, the number of employees represented by each, and attach copies of all union contracts.


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28. Describe the Company's labor relations in detail. If the answer to question 27 is no, has the Company ever experienced any union organizing activity? There been any history of strikes, grievances, or other labor difficulty? Is there, or do you anticipate any difficulty in obtaining qualified personnel? Has there beenany experience of unusually high personnel turnover?

No.

29. In the last five years, has the Company made any significant acquisitions or divestitures of other companies, subsidiaries, plants, assets, operations of personnel? ( ) yes (x) No. If yes, describe in detail.


30. Have any of the persons listed in response to Item 22 of this questionnaire ever

Not applicable.


31. How many shares of the Company's common stock are authorized? 1000.
How many shareholders of record does the Company have? 3. If the Company is privately held, please list all shareholders below, with the number of shares held by each. (Note) please provide me with a complete list of all shareholders, with consideration paid, shares owned, and date shares purchased.(Include all founders, officers, etc.)

Name & Address	Number of Shares Owned

Kim Adolphe	   950
Brad Flock	    50 $36,500.00 paid
Alan James     2  $10,000.00 paid
Todd Finch	currently in negotiation

32. Describe the Company's insurance coverage in detail. Has the Company ever been denied insurance for which it made application? ( )Yes (x ) No. If yes please describe in detail.

Business Insurance-       Coverage $100,000.00
                          Deductible $500.00
                          Liability $2,000,000.00 expect employee benefits
                          $3,000,000.00

                          Insurance plan is attached.


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33. Is the Company a defendant in any litigation, or is any litigation, to the Company's knowledge, pending or threatened against it? ( )yes (x ) No.
If yes, describe in detail, and proved the name, address and telephone number of the attorney who represents the Company in each matter described.

34. Please attach two copies of each brochure, catalog, mailer, publicity release, newspaper or magazine article, literature and any other printed matter currently available that describes the Company or its products, services or personnel.

35. Attach copies of each of the following:

(a) Any material contract or agreement of any kind not called for elsewhere herein;

(b)   Any employment agreements with key personnel;

(c)   Any stockholder's agreement;

(d) Anything unusual in the Company's minutes, bylaws, or articles of incorporation, such as pre-emptive rights, cumulative voting, or anything else that may confer a special privilege upon any stockholder, limit the rights of any stockholder, or in any way affect or limit the Company's ability to do business profitably. A copy of all Corporate papers, including directors minutes, by-laws, etc. should be attached.

36. PLEASE complete the above for any subsidiaries.

37. Please detail the arrangements (including any agreements and credit lines (with terms of repayment) made for the manufacture of products.

38. Please describe and enclose any assignments of patents, trademarks etc. from any company to the Company, and any ownership interests of management or employees of the Company in the assignor.

39. Assuming that no further financing is available, what specific alternatives are available to the Company in order to continue expansion and growth?

Gemini has several other avenues for expansion including private placement and a public offering. We had been working with Goepel McDermid, a well known brokerage firm and are confident that monies could easily be raised. Aa Telco, Intrigna owned by Bell Canada and Manitoba Telephone company is interested in purchasing a percentage of Gemini, but we have not reached the negotiating stage yet. We have also been courted by a number of venture capital firms and Global Equity Fund Ltd. who presented a agreement to put together funding or an acquition for a percentage of the company.


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40. (a) Describe in detail how any shares sold to date were sold, and the exemption from registration claimed? Describe also any registration of shares in any State prior to or after the sale of shares. Provide a copy of all marketing material used to sell shares, and all subscription agreements and any other documents used by the company in evaluating shareholders.

All information regarding sales of shares has been listed above. There are no other instances of selling shares nor anything that applies in the states.

(b)	Please provide the following information with reference to the foregoing:

Name of underwriter or marketing company(ies) retained:

Not applicable.

Number of shares offered (		)

Offering price (			)

Date(s) of offering:	___________________.

(c) If the Company has had a public offering of its securities at any time during the last five years, please attach a copy of the prospectus or offering circular.

41. (a) Please supply the name, address and telephone number of any attorneys other than this firm who have advised the Company with respect to matters of securities law, and describe the function of each:

Not applicable.

42. Is the Company subject to the reporting requirements of Section 12(g) of the Securities Exchange Act of 1934? ( )Yes ( )No. If yes, is the Company up to date in filing all required reports with the Securities and Exchange Commission? ( )Yes ( )No.


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        The Company is currently preparing materials to be filed with the
Securities and Exchange Commission in accordance with the rules and regulations of the Securities and Exchange Commission. The information provided by the Company on this questionnaire may be used, in whole or in part, as needed to comply with these rules an regulations.

        This questionnaire was completed or reviewed by the undersigned, and to the best of my knowledge, all of the information provided herein is complete, correct and not misleading.

__________________________________
		Kim Adolphe
By: ______________________	By: ______________________
(Please print Name and Title) (Please print Name and Title)


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